UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2012

PIONEER NATURAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5205 N. O’Connor Blvd. Suite 200 Irving, Texas		75039
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 444-9001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 26, 2012, Pioneer Natural Resources Company (the “Company”) completed the public offering of $600,000,000 in aggregate principal amount of the Company’s 3.95% Senior Notes due 2022 (the “Notes”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein. The Company filed a copy of the Underwriting Agreement as Exhibit 1.1 to its Current Report on Form 8-K filed on June 25, 2012. The Company offered the Notes pursuant to the Prospectus Supplement dated June 21, 2012, to the Prospectus dated May 20, 2011, which forms a part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-174402) that was filed with the Securities and Exchange Commission and became automatically effective on May 20, 2011.

The Company issued the Notes pursuant to an indenture, dated June 26, 2012 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented with respect to the Notes by a first supplemental indenture, dated June 26, 2012 (the “First Supplemental Indenture”), among the Company, Pioneer Natural Resources USA, Inc. and the Trustee.

The Base Indenture and First Supplemental Indenture are filed as Exhibit 4.1 and Exhibit 4.2, respectively, hereto and the terms and conditions thereof are incorporated herein by reference.

The form of the Notes issued pursuant to the First Supplemental Indenture is filed as Exhibit 4.3 hereto and the terms and conditions thereof are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

4.1 –	Indenture, dated June 26, 2012, by and between Pioneer Natural Resources Company and Wells Fargo Bank, National Association.

4.2 –	First Supplemental Indenture, dated June 26, 2012, by and among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc. and Wells Fargo Bank, National Association.

4.3 –	Form of 3.95% Senior Notes due 2022.

5.1 –	Opinion of Vinson & Elkins L.L.P.

23.1 –	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/Mark H. Kleinman

Mark H. Kleinman
Vice President, Corporate Secretary and Chief
Compliance Officer

Dated: June 28, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit Title
4.1 –	Indenture, dated June 26, 2012, by and between Pioneer Natural Resources Company and Wells Fargo Bank, National Association.

4.2 –	First Supplemental Indenture, dated June 26, 2012, by and among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc. and Wells Fargo Bank, National Association.

4.3 –	Form of 3.95% Senior Notes due 2022.

5.1 –	Opinion of Vinson & Elkins L.L.P.

23.1 –	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).